UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2005

CKE RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11313	33-0602639

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6307 Carpinteria Ave., Ste. A, Carpinteria, California		93013

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (805) 745-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement

     On March 22, 2005, the Board of Directors of CKE Restaurants, Inc. (the “Company”), approved certain changes to the current compensatory arrangements with three of its executive officers, each as more fully described below.

     (a) Changes to Arrangements with Andy Puzder. The Company and Andrew F. Puzder, the Company’s President and Chief Executive Officer, are parties to a three-year employment agreement, effective as of the beginning of the Company’s 2005 fiscal year, which the Company previously filed with the Securities and Exchange Commission. The employment agreement provides for an annual base salary of $800,000, subject to increase from time to time by the Compensation Committee of the Board of Directors in its sole discretion. At its March 22 meeting, the full Board of Directors, upon the recommendation and with the concurrence of its Compensation Committee, increased Mr. Puzder’s annual base salary to $850,000, effective as of the beginning of the Company’s 2006 fiscal year.

          Mr. Puzder’s employment agreement also provides for an annual bonus if the Company’s “Actual Income” exceeds a “Target Income” for a fiscal year (both as defined). If Actual Income is 120% or more of Target Income, the employment agreement currently provides that Mr. Puzder shall receive a bonus equal to 200% of his then current base salary. If Actual Income is more than 100%, but less than 120%, of Target Income (the “20% Range”), the employment agreement currently provides that Mr. Puzder shall receive a bonus of between 100% and 200% of his then current base salary determined on a sliding scale based upon what percentage of the 20% Range was achieved (e.g., if Actual Income was 110% of Target Income, 50% of the 20% Range would have been achieved and Mr. Puzder would receive a bonus of 150% of his then current base salary). At its March 22 meeting, the Board of Directors offered, and Mr. Puzder agreed, effective beginning with the Company’s 2006 fiscal year, to (a) increase the maximum bonus which Mr. Puzder may receive from 200% to 250% of his then current base salary if Actual Income is 120% or more of Target Income, and (b) make a conforming change to the sliding scale bonus earned within the 20% Range by increasing the top end of the bonus from 200% to 250% of Mr. Puzder’s current base salary.

          In addition, the Board of Directors granted to Mr. Puzder non-qualified options to purchase 150,000 shares of the Company’s common stock at an exercise price of $16.41 per share (the stock’s closing price on March 22, 2005). The options vest in thirds on each of March 22, 2006, March 22, 2007 and March 22, 2008, and remain exercisable until March 22, 2015. Because the options were issued pursuant to the Company’s 2005 Omnibus Stock Incentive Plan, which plan was adopted by the Board of Directors at the March 22 meeting but has not yet been submitted to the Company’s stockholders for their approval, Mr. Puzder’s right to exercise the options is conditioned upon the Company’s stockholders approving the 2005 Omnibus Stock Incentive Plan at the Company’s Annual Meeting of Stockholders on June 28, 2005.

          The Board of Directors also promised to grant to Mr. Puzder 20,000 restricted shares of Company common stock pursuant to the 2005 Omnibus Stock Incentive Plan if the plan is approved by the Company’s stockholders at the June 28 Annual Meeting of Stockholders.

     (b) Changes to Arrangements with Mike Murphy. The Company and E. Michael Murphy, the Company’s Executive Vice President and General Counsel, are parties to a three-year employment agreement, effective as of the beginning of the Company’s 2005 fiscal year, which the Company previously filed with the Securities and Exchange Commission. The employment agreement provides for an annual base salary of $350,000, subject to increase from time to time by the Compensation Committee of the Board of Directors in its sole discretion. At its March 22 meeting, the full Board of Directors, upon the recommendation and with the concurrence of its Compensation Committee, increased Mr. Murphy’s annual base salary to $375,000, effective as of the beginning of the Company’s 2006 fiscal year.

          In addition, the Board of Directors granted to Mr. Murphy non-qualified options to purchase 40,000 shares of the Company’s common stock at an exercise price of $16.41 per share (the stock’s closing price on March 22, 2005). The options vest in thirds on each of March 22, 2006, March 22, 2007 and March 22, 2008, and remain exercisable until March 22, 2015. Because the options were issued pursuant to the Company’s 2005 Omnibus Stock Incentive Plan, which plan was adopted by the Board of Directors at the March 22 meeting but has not yet been submitted to the Company’s stockholders for their approval, Mr. Murphy’s right to exercise the options is conditioned upon the Company’s stockholders approving the 2005 Omnibus Stock Incentive Plan at the Company’s Annual Meeting of Stockholders on June 28, 2005.

          The Board of Directors also promised to grant to Mr. Murphy 5,000 restricted shares of Company common stock pursuant to the 2005 Omnibus Stock Incentive Plan if the plan is approved by the Company’s stockholders at the June 28 Annual Meeting of Stockholders.

     (c) Changes to Arrangements with Ted Abajian. The Company and Theodore Abajian, the Company’s Executive Vice President and Chief Financial Officer, are parties to a three-year employment agreement, effective as of the beginning of the Company’s 2005 fiscal year, which the Company previously filed with the Securities and Exchange Commission. The employment agreement provides for an annual base salary of $250,000, subject to increase from time to time by the Compensation Committee of the Board of Directors in its sole discretion. At its March 22 meeting, the full Board of Directors, upon the recommendation and with the concurrence of its Compensation Committee, increased Mr. Abajian’s annual base salary to $330,000, effective as of the beginning of the Company’s 2006 fiscal year.

          In addition, the Board of Directors granted to Mr. Abajian non-qualified options to purchase 40,000 shares of the Company’s common stock at an exercise price of $16.41 per share (the stock’s closing price on March 22, 2005). The options vest in thirds on each of March 22, 2006, March 22, 2007 and March 22, 2008, and remain exercisable until March 22, 2015. Because the options were issued pursuant to the Company’s 2005 Omnibus Stock Incentive Plan, which plan was adopted by the Board of Directors at the March 22 meeting but has not yet been submitted to the Company’s stockholders for their approval, Mr. Abajian’s right to exercise the options is conditioned upon the Company’s stockholders approving the 2005 Omnibus Stock Incentive Plan at the Company’s Annual Meeting of Stockholders on June 28, 2005.

          The Board of Directors also promised to grant to Mr. Abajian 5,000 restricted shares of Company common stock pursuant to the 2005 Omnibus Stock Incentive Plan if the plan is approved by the Company’s stockholders at the June 28 Annual Meeting of Stockholders.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKE RESTAURANTS, INC.

/s/Theodore Abajian Theodore Abajian Executive Vice President and Chief Financial Officer

March 28, 2005 (Date)